UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2005

Discover Card Master Trust I

(Exact name of registrant as specified in charter)

Delaware	0-23108	51-0020270

(State of	(Commission	(IRS Employer
Organization)	File Number)	Identification No.)

c/o Discover Bank
12 Read’s Way
New Castle, Delaware	19720

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (302) 323-7434

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     Series 2005-1. On January 10, 2005, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $1,000,000,000 aggregate principal amount of Series 2005-1 Floating Rate Class A Credit Card Pass-Through Certificates and $52,632,000 aggregate principal amount of Series 2005-1 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I. The series term sheet is attached hereto as Exhibit 99.

Item 9.01. Exhibits

Exhibit No.	Description

Exhibit 99	Series Term Sheet dated January 10, 2005, with respect to the proposed issuance of the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2005-1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Card Master Trust I
(Registrant)

By:	Discover Bank (Originator of the Trust)

Date: January 10, 2005	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Accounting Officer and Treasurer

INDEX TO EXHIBITS

Exhibit	Description	Page

Exhibit 99	Series Term Sheet dated January 10, 2005, with respect to the proposed issuance of the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2005-1.	5